MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, OCTOBER 20, 2010, DECEMBER 16, 2010, AND
JANUARY 20, 2011

The date of this Supplement is April 1, 2011.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of MGI Funds:

1.           The information relating to BlackRock Financial Management, Inc., located on page 33 and page 64 of the Class S Shares Prospectus and on page 35 and page 65 of the Class Y Shares Prospectus, is deleted in its entirety.

2.           The following information relating to the MGI Core Opportunistic Fixed Income Fund is added following the description of Interest Rate Risk under the caption “Principal Risk Factors,” on page 30 of the Class S Shares Prospectus and on page 32 of the Class Y Shares Prospectus:

Call or Prepayment Risk.  During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity.  This could expose the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal.  Early repayment of principal of mortgage-related securities could have the same effect.

Liquidity Risk.  The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

3.           The following information relating to the MGI Core Opportunistic Fixed Income Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” on page 34 of the Class S Shares Prospectus and on page 35 of the Class Y Shares Prospectus:

Dodge & Cox
Dodge & Cox’s allocated portion of the Fund’s investments is managed by the firm’s Fixed Income Investment Policy Committee (the “Committee”). In general no one Committee member is primarily responsible for making investment recommendations for the Fund.  Committee membership is as follows:

•	Anthony J. Brekke, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 2003. Mr. Brekke began managing an allocated portion of the Fund’s portfolio in April 2011.

•	James H. Dignan, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1999. Mr. Dignan began managing an allocated portion of the Fund’s portfolio in April 2011.
•
Thomas S. Dugan, CFA, Vice President, Associate Director of Fixed Income, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1993.  Mr. Dugan began managing an allocated portion of the Fund’s portfolio in April 2011.

•
Dana M. Emery, CFA, CIC, Co-President, Director of Fixed Income, Director, and Portfolio Manager, joined Dodge & Cox in 1983.  Ms. Emery began managing an allocated portion of the Fund’s portfolio in April 2011.

•
Charles F. Pohl, Co-President, Chief Investment Officer, Director, Director of Credit Research, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1984.  Mr. Pohl began managing an allocated portion of the Fund’s portfolio in April 2011.

•
Kent E. Radspinner, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1996. Mr. Radspinner began managing an allocated portion of the Fund’s portfolio in April 2011.

•	Larissa K. Roesch, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 1997. Ms. Roesch began managing an allocated portion of the Fund’s portfolio in April 2011.
•	Adam S. Rubinson, CFA, Vice President, Portfolio Manager, and Investment Analyst, joined Dodge & Cox in 2002. Mr. Rubinson began managing an allocated portion of the Fund’s portfolio in April 2011.
•	Robert B. Thompson, CFA, CIC, Vice President and Portfolio Manager, joined Dodge & Cox in 1992. Mr. Thompson began managing an allocated portion of the Fund’s portfolio in April 2011.

4.           The following information relating to the MGI Core Opportunistic Fixed Income Fund is added immediately before the description of Mackay Shields LLC on page 64 of the Class S Shares Prospectus and page 65 of the Class Y Shares Prospectus:

Dodge & Cox, located at 555 California Street, 40th Floor, San Francisco, California 94104, serves as a subadvisor to the Fund.  Dodge & Cox is employee-owned and is an investment adviser registered with the SEC.

Dodge & Cox’s allocated portion of the Fund’s portfolio is managed on a team basis.  The firm’s Fixed Income Investment Policy Committee is responsible for the day-to-day management of Dodge & Cox’s allocated portion of the Fund’s portfolio.  The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Dodge & Cox invests in a diversified portfolio of fixed income securities. The proportion of assets held in the various fixed income securities will be revised as appropriate in light of Dodge & Cox’s appraisal of the economy, the relative yields of securities in the various market sectors, the investment prospects for issuers, and other factors. In making investment decisions, Dodge & Cox will take many factors into consideration including yield-to-maturity, quality, liquidity, call risk, current yield, and capital appreciation potential.

Dodge & Cox attempts to achieve the Fund’s objectives through such techniques as fundamental research (i.e., seeking a security or group of securities which Dodge & Cox believes to be undervalued) and by making gradual adjustments in the average maturity of its allocated portion of the Fund’s portfolio. The average maturity of Dodge & Cox’s allocated portion of the Fund’s portfolio at any given time depends, in part, on Dodge & Cox’s assessment of economic and market conditions and the relative yields of securities in the marketplace and Dodge & Cox’s expectation regarding the future level of inflation and interest rates. Dodge & Cox normally invests in an array of securities with short, intermediate, and long maturities in varying proportions.

Although there is no restriction on the number of changes in Dodge & Cox’s allocated portion of the Fund’s security holdings, purchases generally are made with a view to holding for the long term and not for short-term trading purposes.

5.           The following risks are added to the description of “Principal Risks” of the MGI Core Opportunistic Fixed Income Fund in the table under the caption “Risks of the Funds,” on page 69 of the Class S Shares Prospectus and on page 71 of the Class Y Shares Prospectus:

•	Call or Prepayment Risk
•	Liquidity Risk

6.           The following is added immediately before the description of “Convertible Securities Risk” under the caption “Risks of the Funds” on page 69 of the Class S Shares Prospectus and on page 71 of the Class Y Shares Prospectus:

Call or Prepayment Risk
During periods of falling interest rates, issuers of callable bonds may repay securities with higher interest rates before maturity.  This could expose the Fund to a potential loss on any premium to face value paid and to a lower rate of return upon reinvestment of principal.  Early repayment of principal of mortgage-related securities could have the same effect.

7.           The following is added immediately before the description of “Management Techniques Risk” under the caption “Risks of the Funds” on page 72 of the Class S Shares Prospectus and on page 74 of the Class Y Shares Prospectus:

Liquidity Risk	The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security.

MGI FUNDS™

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, OCTOBER 20, 2010, DECEMBER 16, 2010, AND
JANUARY 20, 2011

The date of this Supplement is April 1, 2011.

The following changes are made in the Statement of Additional Information of MGI Funds:

1.           In the section entitled “Subadvisors and Portfolio Managers,” the information relating to BlackRock Financial Management, Inc. located on page 43 is deleted and replaced with the following:

Dodge & Cox, 555 California Street, 40th Floor, San Francisco, California 94104, serves as a subadvisor to the MGI Core Opportunistic Fixed Income Fund.  Dodge & Cox is 100% employee-owned.  Dodge & Cox is an investment adviser registered with the SEC.

2.           The following information is added under the caption “Investment Strategies—Fixed Income Funds” beginning on page 17 of the SAI:

U.S. Government Obligations

A Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance.  The Funds may also each invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, Fannie Mae©, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and Resolution Trust Corp.  Government agency obligations have different levels of credit support and therefore, different degrees of credit risk.  Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae®, present little credit risk. Government agency obligations also include instruments issued by certain instrumentalities established or sponsored by the U.S. government, including the Federal Home Loan Banks, the Federal National Mortgage Association (‘‘FNMA” or “Fannie Mae©”), and the Federal Home Loan Mortgage Corporation (‘‘FHLMC’’ or “Freddie Mac©”). Although these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the U.S. government has, in the past, provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the U.S. government will always do so or would do so again.

Municipal Bonds

Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds.

To the extent that the Core Opportunistic Fixed Income Fund invests in California municipal securities, it will be more vulnerable to events adversely affecting the state of California, including economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations.  Since 2008, the state’s economy and fiscal condition have deteriorated significantly, resulting in large budget deficits.  While California’s economy is relatively diverse and thereby less vulnerable to events affecting a particular industry, it continues to be affected by serious fiscal conditions and voter-passed initiatives limit the State’s ability to raise revenues, particularly with respect to real property taxes. California’s economy also may be affected by natural disasters, such as earthquakes or fires.

3.           The description of “Inflation Protected Securities” under the caption “Investment Strategies—Fixed Income Funds—Inflation Protected Securities” on page 19 of the SAI is deleted and replaced with the following:

Inflation Protected Securities

Inflation protected securities are debt securities whose principal and/or interest payments are periodically adjusted for inflation, unlike debt securities that make fixed principal and interest payments.  Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”).  Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease.  The U.S. Treasury guarantees repayment of the original TIPS principal upon maturity, as adjusted for inflation.  However, the current market value of TIPS is not guaranteed, and will fluctuate.  In exchange for the inflation protection, TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Other issuers of inflation protected debt securities include other U.S. government agencies or instrumentalities, corporations, and foreign governments, which may or may not guarantee the repayment of the originally issued principal amount.   If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.  There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.  While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation, investors in an inflation protected security may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

4.           The description of “Structured Notes” under the caption “Investment Strategies—Fixed Income Funds—Structured Notes” on page 25 of the SAI is deleted and replaced with the following:

Structured Products

Structured products generally are individually negotiated agreements that are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Although a Fund’s purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund’s limitations related to borrowing and leverage.  Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Other types of structured products may include baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there may not be an active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

5.           In Appendix B, entitled “Proxy Voting Policies,” the following proxy policy replaces the proxy policy relating to BlackRock Financial Management, Inc. beginning on page B-191:

DODGE & COX	INVESTMENT MANAGERS	SAN FRANCISCO

PROXY VOTING POLICIES AND PROCEDURES

Revised February 11, 2011

The following proxy voting policies and procedures (“Policies and Procedures”) have been adopted by Dodge & Cox, a California corporation (“Dodge & Cox”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  Dodge & Cox’s clients include Dodge & Cox Funds (the “Trust”), an investment company registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act”), consisting of five series (Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund, and Dodge & Cox Income Fund, collectively, the “Funds”) as well as individuals, UCITS umbrella funds, corporations and pension plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”).

These Policies and Procedures are adopted to ensure compliance by Dodge & Cox with Rule 206(4)-6 under the Advisers Act, Rule 30b1-4 and Form N-1A under the 1940 Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff.  Dodge & Cox follows these Policies and Procedures for each of its clients as required under the Advisers Act and other applicable laws, unless expressly directed by a client in writing to refrain from voting that client’s proxies (or, to the extent permitted by applicable law, to vote in accordance with the client’s proxy voting policies and procedures).  To the extent issues are not covered by the Dodge & Cox Proxy Policies and Procedures, Dodge & Cox will vote proxies in its absolute discretion after taking into consideration the best interests of its clients (i.e., the common interest that all clients share in seeing the value of a common investment increase over time.  Clients may have differing political or social interests, but their best economic interest is generally uniform.).

GENERAL POLICY

Dodge & Cox maintains a policy of voting proxies in a way which, in Dodge & Cox’s opinion, best serves the interest of its clients in their capacity as shareholders of a company.  Dodge & Cox believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients.  As an investment manager, Dodge & Cox is primarily concerned with maximizing the value of its clients’ investment portfolios.  Dodge & Cox normally votes in support of company management, but votes against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

In those instances in which Dodge & Cox has been given full discretion with regard to proxies, Dodge & Cox voted and will continue to vote based on its principle of maximizing shareholder value, as described above.

PROXY DECISION-MAKING PROCESS

All proxies are reviewed by Dodge & Cox’s designated Proxy Officer or delegate and a securities analyst.  The Proxy Officer or delegate votes the proxies according to these guidelines and consults the Proxy Policy Committee (consisting of the current Proxy Officer, appropriate securities analyst, a subset of the firm's Investment Policy Committee and International Investment Policy Committee, and a member of the Legal/Compliance Department) when necessary.  Issues that are not clearly covered by these guidelines are reviewed by one or more members of the Proxy Policy Committee who then decide on an appropriate policy or recommend further review by the relevant investment policy committee.

To assist Dodge & Cox with its research and decision-making process and to help Dodge & Cox stay abreast of current issues, it has retained the services of an outside proxy administrator to administer proxy voting and reporting for Dodge & Cox’s clients.  Dodge & Cox votes each proxy while the proxy administrator ensures that the decisions are implemented for each client.  Additionally, Dodge & Cox has retained the services of two outside proxy research firms to provide Dodge & Cox with research relating to proxy issues and to make proxy voting recommendations.  The Proxy Officer is responsible for:  (i) voting the proxies of clients subject to these Policies and Procedures; (ii) overseeing the outside proxy administrator; (iii) implementing these Policies and Procedures; (iv) consulting with analysts for the relevant portfolio security (and the Proxy Policy Committee if necessary); and (v) maintaining proxy voting records.

LIMITATIONS RELATING TO PROXY VOTING

While Dodge & Cox uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Dodge & Cox to vote proxies (e.g., limited value or unjustifiable costs).  Such circumstances include when a client has loaned securities to a third party and is unable to recall the securities in sufficient time to vote the proxies by the required deadline.  Dodge & Cox may also be prohibited from voting certain shares or required to vote in proportion to other shareholders under applicable U.S. or foreign regulatory requirements or company governance provisions.

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among foreign markets in which the Funds may invest.  Dodge & Cox will cast votes in a manner believed to be consistent with these Policies and Procedures, while taking into account differing practices by market. Many foreign markets require that securities be “blocked” or registered to vote at a company’s meeting. Absent an issue of compelling economic importance, Dodge & Cox will generally not subject the Dodge & Cox Funds to the loss of liquidity imposed by these requirements.  Additionally, Dodge & Cox may not be able to vote proxies in connection with certain holdings of foreign securities if Dodge & Cox does not receive the proxy statement in time to vote the proxies or does not meet the requirements necessary to vote the securities. The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings.  As such, Dodge & Cox may limit its voting of foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

PROXY VOTING GUIDELINES

PLEASE NOTE:  The examples below are provided to give a general indication as to how Dodge & Cox will vote proxies on certain issues.  However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here.  It is also important to note that the proxy voting policies described herein may at times be inconsistent with our investment decisions.

I.           Routine Business

A. Approval of Auditors (unless a change is not satisfactorily explained) and Compensation in Line with Prevailing Practice.

B. Change Date and Place of Annual Meeting (if not associated with a takeover).

C. Change in Company Name.

D. Approval of Financial Statements (foreign companies).

E. Payment or Distribution of Dividends (foreign companies).

F. Other Business (domestic companies).

Dodge & Cox considers the reputation, experience, and competence of a company's management and Board when it researches and evaluates the merits of investing in a particular security.  In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and other routine issues.  Dodge & Cox will typically vote against shareholder proposals that require a company to pay a dividend, as the decision to return excess cash is best made by a company’s management.

G. Amend Bylaws/Articles of Association to Bring in Line with
Changes in Local Laws & Regulations.

Dodge & Cox will generally support the amending of an issuer’s bylaws to bring the bylaws in line with local laws and regulations however, Dodge & Cox will vote against proposals that Dodge & Cox believes would negatively impact the long-term value of its clients’ shares of a company.

II.           Capitalization / Reorganization

A.	Issuance of Securities to Meet Ongoing Corporate Needs.

B.	Approve Stock Split.

C.	Share Repurchase Authorization.

D.	Cancel Treasury Shares (in connection with a Share Repurchase Program).

Dodge & Cox considers the reputation, experience, and competence of a company's management and Board when it researches and evaluates the merits of investing in a particular security.  In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above-referenced and similar issues.

E.	Issuance of Blank Check Preferred.

Dodge & Cox supports management's ability to raise capital to meet ongoing business needs.  However, the ability to issue large blocks of securities for any purpose without shareholder approval can be detrimental to shareholder value.  A company can issue and place large blocks of stock in "friendly" hands to thwart or deter an unwanted takeover.  Dodge & Cox typically supports provisions where a company expressly states that the securities would not be used as a takeover defense nor carry special voting rights.

F.           Reincorporation.

Dodge & Cox generally supports management's decision to reincorporate in another location for reasons other than to prevent takeover attempts.

III.           Compensation

A.	Compensation, Stock Option, Employee Stock Purchase Plans and Savings Plans that are Generally in Line with Prevailing Practice.

Dodge & Cox typically supports measures which enable companies to attract and retain key employees and directors.  Dodge & Cox reviews each compensation plan to evaluate whether the plan overly dilutes shareholder value.  Dodge & Cox uses two independent proxy research firms which provide research on proxy issues as a source to help determine the dilutive effects of each plan.  Dodge & Cox favors plans which reward long-term performance and align management and shareholders' interests.

B.           Golden Parachutes.

Provisions for “golden parachutes” are evaluated on a case-by-case basis.  Dodge & Cox generally supports golden parachutes when it believes that they will enable the company to attract and retain key executives.

C.          Expensing Options.

Dodge & Cox generally supports proposals establishing a policy of expensing the costs of all stock options issued by a company in the company’s annual income statement. Most companies report the cost of stock options on a pro-forma basis in a footnote in the financial statements, rather than include the option costs in determining operating income.  Dodge & Cox believes that the lack of option expensing may be a factor in encouraging excessive use of options in a company’s compensation plans and that unexpensed options can obscure and understate the cost of executive compensation.  Dodge & Cox also believes that a desire to gain personal wealth through options may promote executives to pursue corporate strategies designed to promote short-term stock price rather than long-term corporate value.

D.          Claw-Back of Payments Under Restatement.

In evaluating claw-back shareholder proposals, Dodge & Cox will consider whether the company has a history of negative material restatements and/or whether the company has already adopted a formal claw-back policy.  While Dodge & Cox typically votes against shareholder proposals requesting that companies adopt policies that seek to recoup bonuses/awards in the event of a significant negative restatement of financial results, each proposal will be reviewed on a case-by-case basis.

E. Advisory Votes on Compensation.

Dodge & Cox typically supports management’s discretion to set compensation for executive officers and will generally vote in favor of the compensation practices of the companies in which it invests so long as Dodge & Cox believes that the plans align management and shareholders’ interests.

F.          Frequency of Advisory Votes on Compensation.

Dodge & Cox believes that management is in the best position to determine how frequently an advisory vote on compensation should appear on a company’s proxy and will typically vote in line with management’s recommendation with regard to such matters.  In the absence of a recommendation by management, Dodge & Cox will typically vote to have the advisory vote on compensation appear on a company’s proxy every three years consistent with our long-term investment horizon.

G. Limit Services of Compensation Consultant.

Dodge & Cox will typically vote against shareholder proposals that seek to limit the services of compensation consultants to strictly performing compensation-related consulting.  Such a proposal limits the issuer’s ability to retain consulting services that it believes would be necessary or beneficial to the firm.

IV.           Board Related

A.           Election of Directors in Uncontested Elections.

B.	Indemnification of Officers and Directors in Line with Prevailing Practice.

Dodge & Cox considers the reputation, experience, and competence of a company's management and Board when it researches and evaluates the merits of investing in a particular security.  In general, Dodge & Cox has confidence in the abilities and motives of the Board and management of the companies in which Dodge & Cox invests and typically will vote in accordance with them on the above issues.  However, when reviewing foreign indemnification proposals, Dodge & Cox will consider using Delaware law as a benchmark for evaluating appropriate levels of indemnification for officers and directors.

C.           Board Structure.

There is no optimal size or composition of inside and outside directors that fits every company.  Dodge & Cox considers the composition, reputation and experience of a company's Board in the process of reviewing the merits of investing in a particular company's shares.  Dodge & Cox prefers that the number of directors be fixed and cannot be altered without shareholder approval;

allowing management to increase or decrease the size of the Board can be used as an anti-takeover defense.  Dodge & Cox also prefers that companies have a majority of independent directors and for companies to have compensation and audit committees composed entirely of independent directors.

D.	Independent Chairman (Separate Chairman / Chief Executive Officer).

Dodge & Cox considers the reputation, experience, and competence of a company’s management and Board when it researches and evaluates the merits of investing in a particular security. Directors and management of companies are in the best position to determine an efficient, functional structure for the board of directors and splitting the positions of Chief Executive Officer and Chairman may not be in the best interests of the company or its shareholders. Dodge & Cox typically will vote in accordance with company management on the above issues.

E.	Directors' Term in Office / Length of Service / Mandatory Retirement Age.

Dodge & Cox believes that any restrictions on a director's tenure, such as a mandatory retirement age or length of service limits, could harm shareholder interests by forcing experienced and knowledgeable directors off the Board.

F.           Shareholders' Ability to Remove and Approve Directors.

Dodge & Cox believes that fair and democratic access to the Board is an important factor in increasing the accountability of the Board of Directors to shareholders.  Thus, Dodge & Cox would support proposals whereby nominations of directors by a stockholder would be included in the proxy statement and ballot.  Dodge & Cox would vote against proposals restricting the shareholders' ability to remove a director, as it could serve to entrench management.  Dodge & Cox does not support proposals giving continuing directors the right to fill vacant Board seats without shareholder approval.

G.           Majority of Votes to Elect Directors.

Dodge & Cox will typically support non-binding shareholder proposals to require a majority vote standard for the election of directors provided it does not conflict with the state law where the company is incorporated; however, if the proposals are binding, Dodge & Cox will give careful review on a case-by-case basis of the potential ramifications (e.g., whether the resolution allows for a carve-out for a plurality vote standard when there are more nominees than board seats).

H.           Classified Boards / Annual Elections.

Dodge & Cox does not support classified Boards because this makes a change in Board control more difficult to effect, and hence may reduce the accountability of the Board to shareholders.

I.           Cumulative Voting.

Dodge & Cox will typically vote against proposals to establish cumulative voting, as cumulative voting does not align voting interest with economic interest in a company.

J.           Directors Required to Own Specified Amount of Company Stock.

Dodge & Cox typically does not support proposals requiring directors to own a specific amount of a company's shares, as it could prove onerous to qualified individuals who could otherwise contribute significantly to the company.

K.           Include Shareholders' Nominations of Directors in Proxy.

Dodge & Cox supports including shareholders' nominations of directors in the proxy statement and ballot as it serves to increase the accountability of the Board to shareholders.  Dodge & Cox believes that fair and democratic access to the Board is an important part of increasing accountability.

L.           Retirement Benefits for Non-Employee Directors.

Dodge & Cox typically does not support shareholder proposals which seek to eliminate retirement benefits for non-employee directors.  Dodge & Cox believes such proposals could hinder companies from attracting and retaining qualified Board members.

M.           Director Compensation.

Dodge & Cox typically does not support shareholder proposals which seek to pay directors partially or solely in stock.  Dodge & Cox believes that the Compensation Committee or full Board is best qualified to design compensation packages which will attract, motivate and retain capable directors.

V.           Anti-Takeover / Business Combinations

Generally, Dodge & Cox does not support those provisions which Dodge & Cox believes negatively impact the value of the shares by deterring an unwanted tender or takeover offer.  Toward that end, Dodge & Cox generally supports the right of shareholders to vote on issues pertaining to business combinations, restructurings, and changes in capitalization.  Dodge & Cox does, however, support those policies that grant management time in which to respond to an unsolicited offer and which discourage two-tier offers.

A.           Opt-Out of State Law Business Combination Provisions.

Dodge & Cox generally supports shareholder proposals to "opt-out" of certain state laws designed to deter unwanted takeovers.  The corporation can continue to receive the many benefits of incorporation in a particular state, while the "opt-out" removes anti-takeover provisions that may detract from shareholder value.

B.           Fair Price.

While Dodge & Cox would support a Fair Price provision concerned only with preventing two-tier offers, many also give the Board sole discretion in determining the "fair price" of its securities.  This determination can be overridden only by a supermajority vote of the shareholders.  Dodge & Cox believes that this is in conflict with Dodge & Cox’s policy of preserving shareholder value.

C.           Supermajority.

Dodge & Cox does not support supermajority voting provisions.  By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

D.           Shareholder Rights Proposals / Poison Pills.

Generally, Dodge & Cox supports management's decision to implement shareholders rights programs because they do not seem to deter or prevent takeovers, but instead provide the Board time to pursue alternatives often resulting in better value for shareholders.  Dodge & Cox may vote against a shareholder rights program if local law provides safeguards that allow a company to adequately assess a takeover offer.  Dodge & Cox generally supports shareholder proposals requesting that the company submit existing or future shareholders rights programs to a shareholder vote (although it may vote against a proposal when a company has adopted a meaningful alternative to the shareholder proposal).  In considering proposals to ratify shareholders rights programs, Dodge & Cox will generally consider the following criteria, among other factors:

•	20% or higher flip-in or flip-over;
•	Two-to three-year sunset provision;
•	No dead-hand, slow-hand, no-hand or similar features;
•
Shareholder redemption feature - if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

E.           Greenmail.

Dodge & Cox does not support the payment of "greenmail", the situation in which a potential bidder is paid a premium as a condition of not pursuing a takeover of or restructuring of the company, since one shareholder profits at the expense of the others.

F. Mergers, Acquisitions and Spin-offs.

Dodge & Cox considers each proposal concerning a merger, acquisition or spin-off on a case-by-case basis.  Dodge & Cox will generally support these types of corporate restructurings where it believes that they would maximize long-term shareholder value.  When Dodge & Cox is in favor of a merger, acquisition or spin-off, Dodge & Cox will typically support a proposal to adjourn the meeting when votes for a merger or acquisition are insufficient, as this gives management additional opportunities to present shareholders with information about its proposals.

G. Amend Bylaws Without Shareholder Consent.

Dodge & Cox generally opposes proposals giving the Board of Directors exclusive authority to amend the bylaws of the company without seeking shareholder consent.

VI.           Shareholder Rights

A.           Confidential Voting.

Since there exists the possibility that certain shareholders may be subject to undue pressure to vote in favor of management, Dodge & Cox believes that the voting process is better served by confidentiality.

B.           Right to Call Meetings.

Dodge & Cox generally supports proposals that give shareholders the ability to call special meetings and vote on issues outside of the company's annual meeting.  Limiting the forum in which shareholders are able to vote on proposals could adversely affect shareholder value.

C.           Shareholder Action by Written Consent.

Dodge & Cox typically supports the right of shareholders to take action by written consent because it facilitates broader corporate governance, but takes into account other governance rights shareholders may have at the company.

D.           Supermajority.

Dodge & Cox does not support supermajority voting provisions with respect to corporate governance issues.  By vesting a minority with veto power over shareholder decisions, a supermajority provision could deter tender offers and hence adversely affect shareholder value.

E.           Omission of "Irrelevant" Proxy Issues.

Dodge & Cox has made it a policy not to get involved in determining what is appropriate for a company to include or exclude in its proxy statements, as there are very specific rules laid out by the SEC governing this issue.  Dodge & Cox considers the proxy process to be a very important part of corporate governance, and would consider any effort to limit this shareholder forum as an effort to reduce the accountability of management.  Dodge & Cox defers to the SEC rules on this matter.

F.           One Share, One Vote.

Dodge & Cox is generally opposed to dual-class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments.  As such, all things equal, Dodge & Cox will generally oppose the creation of separate classes with different voting rights, and will typically support the dissolution of such classes in cases where controlling interest significantly outweighs economic interest. However, for an existing dual class structure, Dodge & Cox may consider management’s record with respect to management and governance on a case-by-case basis.

G.           Electronic Communications to Shareholders.

Dodge & Cox will typically support proposals that allow companies to provide electronic communications/notices to shareholders in lieu of paper notices, provided that the company complies with local laws for disseminating information to shareholders.

VII.           Social / Environmental (Representative Issues)

Consumer / Health / Social	Environment and Energy	General Corporate Issues	Labor Standards and Human Rights	Military	Workplace Diversity
Animal Rights and Testing	Environment/ CERES Principles	Charitable/ Political Contributions	Myanmar	Sales of Firearms	Board Diversity
Drug Pricing	Nuclear Power/Waste Disposal	Link Executive Compensation to Social Performance	China		Sexual Orientation
Genetically Modified Food	Renewable Energy		Ireland/ MacBride Principles
Sales of Tobacco	Global Warming		Labor Standards and Human Rights
Israel/Palestine	Sustainability Report		International Codes of Conduct/Vendor Standards
Mexico/ Maquiladora
Debt to Certain Nations
Reproductive Rights
HIV/AIDS
Predatory Lending
Job Loss/Relocation
Dodge & Cox generally supports management's decisions regarding the company's business operations and government relations so long as the company is complying with applicable laws and regulations.  Therefore, Dodge & Cox will typically vote against shareholder proposals regarding social/human rights, economic, health/environmental issues and political contributions.

VIII.           Mutual Fund Proxies

A. Election of Trustees/Directors

In general, Dodge & Cox has confidence in the abilities and motives of the Board of the mutual funds in which Dodge & Cox invests and typically will vote in support of the proposed nominees in uncontested elections.

B. Investment Advisory Agreement

Dodge & Cox votes on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

Dodge & Cox votes on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

Dodge & Cox votes on distribution agreements on a case-by-case basis.

CONFLICTS OF INTEREST

Dodge & Cox is sensitive to conflicts of interest that may arise in the proxy decision-making process.  For example, conflicts of interest may arise when:  (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Dodge & Cox; (ii) a proponent of a proxy proposal has a business relationship with Dodge & Cox (e.g., an employee group for which Dodge & Cox manages money); (iii) Dodge & Cox has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) a Dodge & Cox employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Dodge & Cox executive has a relative who serves as a director of a company).  Dodge & Cox is committed to resolving all such and similar conflicts in its clients’ best interests.  Dodge & Cox has developed these Policies and Procedures to serve the best interests of its clients, and accordingly, will generally vote pursuant to these Policies and Procedures when conflicts of interest arise.  When there are proxy voting proposals, however, that give rise to conflicts of interest and are not addressed by these Policies and Procedures, the Proxy Policy Committee will consult Dodge & Cox’s Compliance Officer and senior management.  The Proxy Policy Committee, Compliance Officer and senior management will consult with an independent consultant or outside counsel to resolve material conflicts of interest.   Possible resolutions of such conflicts may include: (i) voting in accordance with the guidance of an independent consultant or outside counsel; (ii) erecting information barriers around the person or persons making voting decisions; (iii) designating a person or committee to vote that has no knowledge of any relationship between Dodge & Cox and the issuer, its officers or directors, director candidates, or proxy proponents; (iv) voting in proportion to other shareholders; or (v) voting in other ways that are consistent with Dodge & Cox’s obligation to vote in its clients’ best interests.

PROXY VOTING RECORDKEEPING

Dodge & Cox maintains records of the following items: (i) these Policies and Procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes Dodge & Cox cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written requests for proxy voting information and Dodge & Cox’s response to such request (whether a client’s request was oral or in writing); and (v) any documents prepared by Dodge & Cox that were material to making a decision on how to vote, or that memorialized the basis for the decision.  Additionally, Dodge & Cox will maintain any documentation related to an identified material conflict of interest.

Dodge & Cox or its agent will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record.  For the first two years, Dodge & Cox or its agent will store such records at its principal office.

REVIEW OF POLICIES AND PROCEDURES

These Policies and Procedures will be subject to periodic review as deemed appropriate by Dodge & Cox.

HOW TO OBTAIN DODGE & COX FUNDS PROXY VOTING RECORD

Information regarding how Dodge & Cox, on behalf of the Dodge & Cox Funds, voted proxies relating to the Dodge & Cox Funds’ portfolio securities for the 12 months ending June 30 is available on the Dodge & Cox Funds website at www.dodgeandcox.com and on the SEC’s website at http://www.sec.gov.

6.           In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information replaces the Other Accounts information for BlackRock Financial Management, Inc. beginning on page C-19:

Compensation

Compensation of Dodge & Cox investment committee members includes a base salary, cash bonus, and a package of employee benefits which are generally available to all salaried employees. Compensation is structured to emphasize the success of Dodge & Cox rather than that of any one individual. Dodge & Cox does not have any “incentive compensation” or “deferred compensation” programs. Compensation is not linked to the performance of any account or Fund. All investment committee members also participate in equity ownership of Dodge & Cox.

Each element of compensation is detailed below:

Base Salary. Each investment committee member is paid a fixed base salary which is intended to be competitive in light of each member’s experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of Dodge & Cox and the member’s long-term contributions to the firm. Dodge & Cox’s principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of Dodge & Cox participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Equity Ownership. All investment committee members are shareholders of Dodge & Cox, which is a private, employee-owned S-corporation. A shareholder’s equity interest in Dodge & Cox provides passthrough income of Dodge & Cox’s profits and annual cash distributions based on each shareholder’s proportionate interest. Shareholder distributions are generally determined based on considerations of Dodge & Cox’s working capital requirements and on estimated tax liabilities associated with the passthrough of Dodge & Cox’s income. Dodge & Cox’s shares are issued and redeemed at book value and may be held only by active employees of the company. Changes in share ownership are controlled by Dodge & Cox’s Board of Directors, whose decisions regarding share ownership are based on each member’s long-term contributions to the firm. Shareholders also may receive a benefit from the appreciation of the book value of their shares, which may be realized when shares are repurchased by Dodge & Cox from the shareholder.

Employee Benefit Program. Investment committee members participate in benefit plans and programs available generally to all employees, which includes a qualified, defined-contribution profit sharing plan funded at the maximum allowable amount.

The above information regarding compensation of investment committee members is current as of
December 31, 2010.

The information below applies to the other funds managed by Fixed Income Investment Policy Committee Members:

BREKKE

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	2	37,230,476,136	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	3	841,206,643	0	0
*As of December 31, 2010

DIGNAN

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	2	37,230,476,136	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	2	685,460,949	0	0
*As of December 31, 2010

DUGAN

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	2	37,230,476,136	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	25	8,205,340,931	0	0
*As of December 31, 2010

EMERY

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	2	37,230,476,136	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	44	16,799,939,360	0	0
*As of December 31, 2010

POHL

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	5	125,491,265,556	0	0
Other Pooled Investment Vehicles	3	156,090,124	0	0
Other Accounts	0	0	0	0
*As of December 31, 2010

RADSPINNER
	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	2	37,230,476,136	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	14	2,276,015,577	0	0
*As of December 31, 2010

ROESCH

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	2	37,230,476,136	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	20	3,885,459,937	0	0
*As of December 31, 2010

RUBINSON

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	2	37,230,476,136	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0
*As of December 31, 2010

THOMPSON

	Total Accounts		Accounts with Performance Fees
Other Accounts*	Number	Assets	Number	Assets
Registered Investment Companies	2	37,230,476,136	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	64	4,706,287,116	0	0
*As of December 31, 2010